UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 11, 2022
CVS HEALTH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-01011	05-0494040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One CVS Drive, Woonsocket, Rhode Island            02895
(Address of principal executive offices)            (Zip Code)

Registrant’s telephone number, including area code:         (401) 765-1500
Former name or former address, if changed since last report:    N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Section 5 - Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.
The following are the voting results on each matter submitted to the stockholders of CVS Health Corporation (the “Company”) at the Annual Meeting of Stockholders held on May 11, 2022 (the “Annual Meeting”). The proposals below are described in detail in the proxy statement filed by the Company on April 1, 2022 (the “Proxy Statement”). There were present at the Annual Meeting, in person or by valid proxy, the holders of 1,139,788,473 shares of the Company’s common stock, constituting a quorum.
At the Annual Meeting, 11 nominees for director were elected to the Company’s Board of Directors for a term of one year (Item 1). The Company proposal regarding the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2022 (Item 2) was approved. The Company proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement (Item 3) was approved. Five stockholder proposals (Items 4, 5, 6, 7, and 8) were not approved.

Item		For	Against	Abstained	Broker Non-Votes
1.	The election, for one-year terms, of persons nominated for election as directors of the Company, as set forth in the Company’s Proxy Statement, was approved by the following votes:
	Fernando Aguirre	980,147,086	4,942,589	2,361,204	152,337,594
	C. David Brown II	921,004,907	64,110,649	2,335,323	152,337,594
	Alecia A. DeCoudreaux	981,033,116	4,151,581	2,266,182	152,337,594
	Nancy-Ann M. DeParle	972,420,338	12,943,153	2,087,388	152,337,594
	Roger N. Farah	969,456,061	15,758,278	2,236,540	152,337,594
	Anne M. Finucane	961,929,331	23,425,711	2,095,837	152,337,594
	Edward J. Ludwig	974,606,439	10,568,872	2,275,568	152,337,594
	Karen S. Lynch	978,273,848	7,721,357	1,455,674	152,337,594
	Jean-Pierre Millon	953,549,562	31,648,123	2,253,194	152,337,594
	Mary L. Schapiro	981,394,995	3,978,425	2,077,459	152,337,594
	William C. Weldon	972,634,619	12,527,031	2,289,229	152,337,594
2.	Company proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2022, as set forth in the Company’s Proxy Statement, was approved by the following vote:	1,116,442,556	20,830,100	2,515,817	None
3.	Company proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers, as set forth in the Company’s Proxy Statement, was approved by the following vote:	903,024,507	80,791,141	3,635,231	152,337,594
4.	Stockholder proposal for reducing the Company’s ownership threshold to request a special stockholder meeting, as set forth in the Company’s Proxy Statement, was not approved by the following vote:	417,733,556	566,063,103	3,654,220	152,337,594
5.	Stockholder proposal regarding the Company’s independent Board Chair, as set forth in the Company’s Proxy Statement, was not approved by the following vote:	210,689,771	767,744,358	9,016,750	152,337,594
6.	Stockholder proposal on a civil rights and non-discrimination audit focused on “non-diverse” employees, as set forth in the Company’s Proxy Statement, was not approved by the following vote:	15,848,267	956,586,591	15,016,021	152,337,594
7.	Stockholder proposal requesting paid sick leave for all employees, as set forth in the Company’s Proxy Statement, was not approved by the following vote:	255,627,021	719,860,486	11,963,372	152,337,594
8.	Stockholder proposal regarding a report on the public health costs of the Company’s food business to diversified portfolios, as set forth in the Company’s Proxy Statement, was not approved by the following vote:	116,708,035	854,020,238	16,722,606	152,337,594

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)        Exhibits.

The exhibit to this Current Report on Form 8-K is as follows:

INDEX TO EXHIBIT

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS HEALTH CORPORATION

Date: May 16, 2022	By:	/s/ Colleen M. McIntosh
Colleen M. McIntosh
Senior Vice President, Corporate Secretary
and Chief Governance Officer